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                                                                   EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Franklin Financial Corporation (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Richard E. Herrington, President and Chief Executive Officer of the Company, and Lisa L. Musgrove, Senior Vice President and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Richard E. Herrington
   ----------------------------------------
   Richard E. Herrington
   President and Chief Executive Officer
   August 14, 2002


    /s/ Lisa L. Musgrove
   ----------------------------------------
   Lisa L. Musgrove
   Senior Vice President and
   Chief Financial Officer
   August 14, 2002